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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 1999

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     --------------------------------------
      (Exact name of registrant as specified in its governing instruments)

          Delaware                     333-38073                13-3416059
          --------                     ---------                ----------
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                             World Financial Center
                                   North Tower
                            New York, New York 10281
                            ------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 449-0336

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Item 1, Items 3 through 6, and Items 8 and 9 are not included because they are not applicable.

Item 2.  Acquisition or Disposition of Assets.

      On December 22, 1998, a single series of mortgage pass-through certificates, entitled Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1 and dated as of November 1, 1999, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), ORIX Real Estate Capital Markets, LLC as master servicer, ORIX Real Estate Capital Markets, LLC as special servicer, and Norwest Bank Minnesota, National Association as trustee. The Certificates consist of fifteen classes (each, a "Class") of Certificates, eight of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the Class F Certificates and the "Class IO Certificates" (collectively, the "Offered Certificates"); and seven of which Classes are designated as the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates" (collectively, the "Private Certificates"), the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 106 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of November 1, 1999 (the "Cut-Off Date") of approximately $592,445,159 (the "Cut-Off Date Balance"). Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate in an income producing property, with the exception of one Mortgage Loan which is fully secured by a leasehold estate in income producing real property, and one Mortgage Loan which is secured by a fee simple estate and a leasehold estate in an income producing property.

      All of the Mortgage Loans were acquired by the Registrant from Merrill Lynch Mortgage Capital Inc. ("MLMC"), Paine Webber Real Estate Securities Inc. ("PWRES") and ORIX Real Estate Capital Markets, LLC ("ORIX") pursuant to three Mortgage Loan Purchase Agreements, dated as of November 1, 1999 (the "Purchase Agreements"), between the Registrant and MLMC, PWRES and ORIX, respectively. The purchase prices (collectively the "Purchase Price") for the Mortgage Loans under the Purchase Agreement consisted of a cash amount equal to (i) 100% of the Cut-Off Date Balance plus (ii) interest accrued on the related Mortgage Loans at the related Mortgage Rate The Purchase Agreements are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively. The source of funds for payment of the Purchase Price was the proceeds derived from the sale of the Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and PaineWebber Incorporated ("PW") pursuant to an Underwriting Agreement, dated as of October 29, 1999 (the "Underwriting Agreement"), among the Registrant, MLPF&S and PW (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated as of November 4, 1999, among the Registrant, MLPF&S and PW (pertaining to the Private Certificates). The Underwriting Agreement is attached hereto as Exhibit 1.1. The Registrant is a wholly-owned limited purpose finance subsidiary of MLMC. On November 4, 1999, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.

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The Certificates have the following initial Certificate Balances and initial
Pass-Through Rates:

                                                                       Initial
                                            Initial Certificate     Pass-Through
Class                                             Balance               Rate
                                            -------------------     ------------

A-1....................................       $  97,600,000            7.37%
A-2....................................       $ 337,847,000            7.56%
B......................................       $  32,584,000            7.71%(1)
C......................................       $  26,660,000            7.85%(1)
D......................................       $   8,887,000            7.85%(1)
E......................................       $  20,735,000            7.85%(1)
F......................................       $   7,406,000            7.85%(1)
IO.....................................                  (2)              (2)
H......................................       $  23,698,000            6.71%(1)
J......................................       $   2,963,000            7.21%(1)
K......................................       $  13,330,159            7.21%(1)
R-I....................................               N/A(3)            N/A(3)
R-II...................................               N/A(3)            N/A(3)
R-III..................................               N/A(3)            N/A(3)

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(1)   The Pass-Through Rates applicable to the Class B, Class C, Class D, Class
      E, Class F, Class G, Class H, Class J and Class K Certificates on each Distribution Date will equal the lesser of (i) the Weighted Average Net Mortgage Rate for such Distribution Date and (ii) the indicated fixed rate per annum for such Class.

(2) The Class IO Certificates will not have a Certificate Balance and their holders will not receive distributions of principal, but are entitled to receive payments of the total interest accrued on the national amount of each of its components.

(3) The Class R-1, Class R-II and Class R-III Certificates have no Certificate Balance and do not bear interest.

      The Offered Certificates and the Mortgage Loans are described in more detail in the Prospectus, dated October 15, 1999, and the Prospectus Supplement, dated October 29, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.


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Item 7.  Financial Statements and Exhibits

      (a)   Financial Statements - Not Applicable

      (b)   Pro Forma Financial Information - Not Applicable

      (c)   Exhibits

            1.1 Underwriting Agreement, dated as of October 29, 1999, among Merrill Lynch Mortgage Investors, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PaineWebber Incorporated.

            4.1 Pooling and Servicing Agreement, dated as of November 1, 1999, among Merrill Lynch Mortgage Investors, Inc. as depositor, ORIX Real Estate Capital Markets, LLC as master servicer, ORIX Real Estate Capital Markets, LLC as special servicer, and Norwest Bank Minnesota, National Association as trustee.

            99.1 Mortgage Loan Purchase Agreement, dated as of November 1, 1999, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Capital Inc.

            99.2 Mortgage Loan Purchase Agreement, dated as of November 1, 1999, between Merrill Lynch Mortgage Investors, Inc. and Paine Webber Real Estate Securities, Inc.

            99.3 Mortgage Loan Purchase Agreement, dated as of November 1, 1999 between Merrill Lynch Mortgage Investors, Inc. and ORIX Real Estate Capital Markets, LLC.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                 By: /s/ Michael M. McGovern
                                     -----------------------------------
                                     Name:  Michael M. McGovern
                                     Title:  Secretary and Director

Dated:  November 19, 1999


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                                  EXHIBIT INDEX

      The following exhibits are being filed herewith:

   Exhibit No.                             Description
   -----------                             -----------

      1.1 Underwriting Agreement, dated as of October 29, 1999, among Merrill Lynch Mortgage Investors, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PaineWebber Incorporated.

      4.1 Pooling and Servicing Agreement, dated as of November 1, 1999, among Merrill Lynch Mortgage Investors, Inc. as depositor, ORIX Real Estate Capital Markets, LLC as master servicer, ORIX Real Estate Capital Markets, LLC as special servicer, and Norwest Bank Minnesota, National Association as trustee.

      99.1 Mortgage Loan Purchase Agreement, dated as of November 1, 1999, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Capital Inc.

      99.2 Mortgage Loan Purchase Agreement, dated as of November 1, 1999, between Merrill Lynch Mortgage Investors, Inc. and Paine Webber Real Estate Securities, Inc.

      99.3 Mortgage Loan Purchase Agreement, dated as of November 1, 1999 between Merrill Lynch Mortgage Investors, Inc. and ORIX Real Estate Capital Markets, LLC.


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